POLICY MANAGEMENT SYSTEMS CORPORATION
                        RESTRICTED STOCK OWNERSHIP PLAN
     1.          PURPOSE  OF  THE  PLAN
     This Plan shall be known as the Policy Management Systems Corporation Restricted Stock Ownership Plan. The purpose of the Plan is to promote the interests of the Company and its shareholders by assisting the Company's officers and directors in satisfying stock ownership guidelines that have been established by the Board of Directors. Participation in the Plan is mandatory for officers and directors until they have satisfied the applicable guidelines. The Plan also provides an opportunity for officers, directors, managers and sales representatives of the Company to acquire additional shares of the Company's common stock in lieu of other compensation payable from the Company. Through the use of restricted stock, the Plan rewards employees for productive and long-term employment with the Company, and provides a means for the Company of retaining its key employees and directors.

     2.          DEFINITIONS

     2.1       Definitions.  Wherever the following capitalized terms are used
               -----------
in  this  Plan  they  shall  have  the  meanings  specified  below:
     (a) "Annual Guideline Target" means the number of shares of Common Stock that a Participant is required to acquire and hold under the Ownership Guidelines at the end of a particular Plan Year, determined as a percentage of the Cumulative Guideline Target applicable to the Participant (with the number of shares rounded to the nearest whole share).
     (b) "Annual Retainer" means, for any Plan Year that an Independent Director is participating in the Plan, the aggregate amount of the annual retainer to be paid to such Independent Director during the Plan Year. The first calendar year for which annual retainer fees shall be taken into account shall be 1998.
     (c) "Award" means an award of Restricted Stock granted under the Plan.
     (d) "Award Agreement" means an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award of Restricted Stock granted to a Participant.
     (e)          "Board"  means  the  Board  of  Directors  of  the  Company.
     (f) "Bonus Compensation" means, for any Plan Year that an Officer, Manager or Sales Representative is participating in the Plan, any annual bonus amount designated by the Committee for purposes of the Plan that is earned by such Officer, Manager or Sales Representative during the Plan Year (and payable in the following Plan

 Year).    For  the  1998  Plan  Year, Bonus
Compensation for Officers and Managers will include applicable bonus amounts earned for the full 1998 calendar year (including for periods prior to the Effective Date), but no bonus amounts payable to Sales Representatives for 1998 shall be taken into account for purposes of the Plan.
     (g) "Cause" means a good-faith finding by the Committee that termination of employment or other service occurred as a result of any of the following: (i) any act committed by a Participant which shall represent a breach  in  any  material  respect  of  any  of the terms of the Participant's employment and which breach is not cured within 30 days of receipt by the Participant of written notice from the Company of such breach; (ii) improper conduct, consisting of any willful act or omission with the intent of obtaining, to the material detriment of the Company, any benefit to which a Participant would not otherwise be entitled; (iii) improper conduct consisting of sexual harassment or act of moral turpitude; (iv) gross negligence, consisting of wanton and reckless acts or omissions in the performance of a Participant's duties to the material detriment of the Company; (v) bad faith in the performance of a Participant's duties, consisting of willful acts or omissions, to the material detriment of the Company, including excessive unexcused absence from work; (vi) use of illegal drugs or unauthorized use of alcohol in the workplace or being under the influence of illegal drugs or alcohol while at work; or (vii) any conviction of, or plea of nolo contendere
                                                               ---- ----------
to, a crime (other than a traffic violation) that constitutes a felony under the laws of the United States or any political subdivision thereof.
     (h) "Change in Control" shall have the meaning specified in Section 11 hereof.
     (i)          "Code"  means the Internal Revenue Code of 1986, as amended.
     (j) "Committee" means, subject to Section 4.4 hereof, the Compensation Committee of the Board, or such other committee or subcommittee of the Board appointed by the Board to administer the Plan from time to time.
     (k) "Common Stock" means the common stock of the Company, par value $.01 per share.
     (l) "Company" means Policy Management Systems Corporation, a South Carolina corporation.
     (m) "Cumulative Guideline Target" means the aggregate Fair Market Value of the Common Stock that the Participant is required to acquire and hold under the Ownership Guidelines at the end of the time period applicable under the Ownership Guidelines for satisfaction of all requirements thereunder (with the number of shares rounded to the nearest whole share).
     (n) "Date of Grant" means the date on which an Award under the Plan becomes effective, as provided in Section 5.3, 6.3, 7.3 or 8.3 hereof.
     (o) "Disability" for any Participant means because of injury or sickness the Participant is (i) continuously unable to perform the substantial and material duties of the Participant's regular occupation for a period of 6 full months, (ii) under the regular care of a licensed physician; and (iii) not gainfully employed in any occupation for which Participant is or becomes qualified by education, training or experience.
     (p) "Effective Date" means the Effective Date of this Plan, as defined in Section 13 hereof.
     (q) "Employee" means any person who the Committee determines to be an employee of the Company or any Subsidiary.
     (r) "Fair Market Value" of a share of Common Stock as of a given date means the average closing sales price of the Common Stock on the New York
Stock Exchange as reflected on the composite index on the 10 trading days immediately preceding the date as of which Fair Market Value is to be determined. If the Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.
     (s) "Independent Director" means a member of the Board who is not an Employee.
     (t) "Manager" means an Employee below the level of vice-president who the Committee, in its sole discretion, determines to be a manager of the Company or any Subsidiary eligible to participate in the Plan.
     (u) "Officer" means an Employee of the Company at a level of vice-president or higher whose position is covered under the Ownership Guidelines.
     (v) "Ownership Guidelines" means the stock ownership guidelines for Independent Directors and Officers of the Company adopted by the Board for purposes of the Plan, as may be amended by the Board or the Committee from time to time. The Ownership Guidelines, as currently in effect, are attached hereto as Exhibit A.
     (w) "Participant" means an Independent Director, Officer, Manager or Sales Representative who receives an Award of Restricted Stock under the Plan.
     (x) "Plan" means the Policy Management Systems Corporation Restricted Stock Ownership Plan as set forth herein, as it may be amended from time to time.
     (y) "Plan Trust" means a grantor trust established by the Company for holding and issuing shares of Common Stock deliverable as Awards under the Plan.
     (z) "Plan Year" shall mean any calendar year in which the Plan is in effect, including the 1998 Plan Year.

     (aa) "Restricted Stock" means an Award entitling a Participant to shares of Common Stock that are nontransferable and subject to forfeiture until the specific conditions set forth in the Award Agreement are satisfied.
     (bb) "Retirement" for any Participant means termination of a Participant's employment, or other service, with the Company and its Subsidiaries on or after attainment of the age of (i) 65 years or (ii) at least 55 years, and Participant has been employed by or providing service to the Company or any Subsidiary on a full time basis for the preceding 5 years. For purposes of this definition, full time basis for the preceding 5 years means that in each of the five 12 full calendar months preceding termination, Participant was credited with no less than 1000 hours of service as an Employee, or was serving as an Independent Director. Notwithstanding the foregoing, the Committee may, in its discretion, prescribe an alternative meaning of the term "Retirement" for a Participant under the Plan in special circumstances.
     (cc) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.
     (dd) "Sales Representative" means a member of the sales force of the Company or any Subsidiary who has been determined by the Committee to be eligible to participate in the Plan.
     (ee)"Stock Uplift" means the additional number of shares of an Award that is intended to adjust the value of the Award for the restrictions placed upon the Restricted Stock.
     (ff) "Subsidiary" means an entity that is wholly owned, directly or indirectly, by the Company, or any other affiliate of the Company that is so designated, from time to time, by the Committee.

     3.          SHARES  OF  COMMON  STOCK  SUBJECT  TO  THE  PLAN

     3.1        Number of Shares.  Subject to the following provisions of this
                ----------------
Section 3, the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan is 500,000 shares of Common Stock. The shares of Common Stock to be delivered under the Plan will be made available from authorized but unissued shares, from shares that are purchased in the open market held in the Plan Trust, or otherwise from shares that are purchased in the open market for purposes of the Plan. If any share of Common Stock that is the subject of an Award is not issued and ceases to be issuable for any reason, or is forfeited, cancelled or returned to the Company or the Plan Trust for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or is returned to the Company or the Plan Trust in satisfaction of any withholding tax liability arising in respect of an Award, such share of Common Stock will no longer be charged against the foregoing maximum share limitation and may again be made subject to Awards under the Plan.

     3.2          Adjustments.    If  there  shall occur any recapitalization,
                  -----------
reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any similar corporate transaction or event in respect of the Common Stock, then the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, cause a proportionate adjustment to be made in the maximum numbers and kind of shares provided in Section 3.1 hereof and the number and kind of shares of Common Stock subject to the then-outstanding Awards.
     3.3          Phantom  Stock  Reserve.    The  Committee  shall  have  the
                  -----------------------
discretionary authority, exercised at the time an Award is approved, to substitute for any Award of Restricted Stock that would otherwise be made under the Plan an Award of "phantom stock" under the Plan. An Award of phantom stock will entitle a Participant to payments upon the completion of the applicable vesting periods based on the Fair Market Value of the Common Stock for the number of phantom stock units awarded, in either cash or in shares of Common Stock (provided that at the time of vesting a sufficient number of shares are available under Section 3.1 hereof), but otherwise subject to the same terms and conditions as an Award of Restricted Stock under the Plan, except that a holder of phantom stock units shall not be entitled to voting rights in respect thereof.

     4.          ADMINISTRATION  OF  THE  PLAN

     4.1     Committee Members.  Except as provided in Section 4.4 hereof, the
             -----------------
Plan will be administered by the Committee which, to the extent deemed necessary or appropriate by the Board, will consist of two or more persons who satisfy the requirements for a "nonemployee director" under Rule 16b-3. The Committee may exercise such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award under it.

     4.2       Committee Authority.  The Committee has discretionary authority
               -------------------
to interpret the Plan, to make all factual determinations under the Plan, and to determine the terms and provisions of the respective Award Agreements and to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind
rules  and  regulations  relating  to  the  Plan.    All  interpretations,
determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

     4.3      Discretionary Adjustments.  The Committee retains the discretion
              -------------------------
to make adjustments from time to time in the Ownership Guidelines and the degree of achievement of the Ownership Guidelines that is applicable to any Participant other than an Independent Director for purposes of an Award under the Plan. The basis for making such an adjustment shall include, but shall not be limited to (i) unforeseen circumstances or unusual events that result in less than full Bonus Compensation being paid for a Plan

Year and (ii)
financial or other personal hardship where fairness and equity would warrant and adjustment to the Award. The Committee may in its discretion accelerate the vesting of an Award of Restricted Stock at any time or on the basis of any specified event.

     4.4          Awards  to Independent Directors.  With respect to Awards to
                  --------------------------------
Independent Directors, the Plan is intended to constitute a "formula plan" within the meaning of Rule 16b-3 and, accordingly, such Awards shall not be subject to discretionary determinations or adjustments by the Committee as provided in Section 4.3 hereof. The foregoing is not intended to limit the Committee's interpretive authority under Section 4.2 hereof, or any other authority of the Committee under the Plan that is not inconsistent with Awards to Independent Directors complying with the "formula plan" requirements.

     5.          OFFICERS

     5.1        Mandatory Participation.  Any Officer who has not achieved his
                -----------------------
Cumulative Guideline Target as of the end of any Plan Year shall participate in the Plan for such Plan Year in accordance with the following:
     (a) Any such Officer who has achieved his Annual Guideline Target as of the end of a Plan Year shall receive 50% of his Bonus Compensation for the Plan Year in cash. Such Officer shall receive an Award of Restricted Stock in a number of shares determined by dividing (i) 50% of the Bonus Compensation for the Plan Year, plus a Stock Uplift equal to one-half of such 50% of Bonus Compensation, by (ii) the Fair Market Value of a share of Common Stock on the Date of Grant.
     (b) Any such Officer who has not achieved his Annual Guideline Target as of the end of a Plan Year shall receive none of his Bonus Compensation for the Plan Year in cash. Such Officer shall receive an Award of Restricted Stock in a number of shares determined by dividing (i) 100% of the Bonus Compensation for the Plan Year, plus a Stock Uplift equal to 25% of such Bonus Compensation, by (ii) the Fair Market Value of a share of Common Stock on the Date of Grant

     5.2          Participation  Opt-Out.    Any  Officer who has achieved his
                  ----------------------
Cumulative Guideline Target as of the end of any Plan Year may elect not to participate in the Plan for such Plan Year by notifying the manager of Personnel Resources and Development of the Company of such election by not later than the earlier of (i) January 15 following the end of such Plan Year, or (ii) the date on which the Board approves the Bonus Compensation for such Plan Year. The election shall be made in such manner as shall be provided by the Committee, and the Participant shall be required to establish to the satisfaction of the Committee that the Participant has achieved the Cumulative Guideline Target as of the end of the applicable Plan Year. If such Officer does not make this election, he shall participate in the Plan for the Plan Year on the same basis as described in 5.01(a) hereof.

     5.3     Date of Grant.  The Date of Grant of an Award of Restricted Stock
             -------------
to an Officer shall be the date determined by the Committee for the Award to become effective, provided that the Date of Grant shall not be earlier than the date that the Bonus Compensation to which such Award relates would otherwise be paid to the Participant.

     6.          INDEPENDENT  DIRECTORS

     6.1        Mandatory Participation.  Any Independent Director who has not
                -----------------------
achieved his Cumulative Guideline Target as of the end of any Plan Year shall participate in the Plan for the next following Plan Year in accordance with the following:
     (a) Any such Independent Director who has achieved his Annual Guideline Target as of the end of a Plan Year shall receive 50% of the Annual Retainer for the next following Plan Year in cash. Such Independent Director shall receive an Award of Restricted Stock in a number of shares determined by dividing (i) the remaining 50% of the Annual Retainer for the Plan Year, plus a Stock Uplift equal to one-half of such 50% of the Annual Retainer, by (ii) the Fair Market Value of a share of Common Stock on the Date of Grant.
     (b) Any such Independent Director who has not achieved his Annual Guideline Target as of the end of a Plan Year shall receive none of his Annual Retainer for the next following Plan Year in cash. Such Independent Director shall receive an Award of Restricted Stock in a number of shares determined by dividing (i) 100% of his Annual Retainer for the Plan Year, plus a Stock Uplift equal to 25% of such Annual Retainer, by (ii) the Fair Market Value of a share of Common Stock on the Date of Grant.

     6.2     Participation Opt-Out.  Any Independent Director who has achieved
             ---------------------
his Cumulative Guideline Target as of the end of any Plan Year may elect not to participate in the Plan for the next following Plan Year by notifying the manager of Personnel Resources and Development of the Company of such election by not later than the January 15 of the Plan Year to which such election relates. The election shall be made in such manner as shall be provided by the Committee, and the Participant shall be required to establish to the satisfaction of the Committee that the Participant has achieved the Cumulative Guideline Target as of the end of the applicable Plan Year. If such Independent Director does not make this election, he shall participate in the Plan for such year on the same basis as described in 6.01(a) hereof.

     6.3     Date of Grant.  The Date of Grant of an Award of Restricted Stock
             -------------
to an Independent Director shall be the date determined by the Committee for the Award to become effective. Unless otherwise provided by the Committee, the Date of Grant shall be March 1 of the Plan Year for which the applicable Annual Retainer would otherwise be paid. Notwithstanding the foregoing, the Date of Grant of an Award made under Section 6.4 hereof shall be the date of adoption of the Plan.

     6.4     1998 Plan Year.  Notwithstanding the foregoing provisions of this
             --------------
Section 6, upon the adoption of the Plan by the Board, each Independent Director shall be granted an Award of Restricted Stock in a number of shares determined by dividing (i) 50% of the Annual Retainer paid and payable with respect to the full 1998 Plan Year, plus a Stock Uplift equal to one-half of such 50% of the Annual Retainer, by (ii) the Fair Market Value of a share of Common Stock on the Date of Grant. Subject to the foregoing, the Independent Director shall receive no further cash payments of the Annual Retainer for 1998 following the Date of Grant.

     7.          MANAGERS

     7.1          Voluntary  Participation.     All Managers determined by the
                  ------------------------
Committee to be eligible for participation in the Plan for a Plan Year may elect to participate in the Plan on a voluntary basis. Managers who elect to participate in the Plan for a Plan Year will receive 50% of their Bonus Compensation applicable to such Plan Year in cash. Such Managers will also receive an Award of Restricted Stock in a number of shares determined by dividing (a) 50% of such Bonus Compensation, plus a Stock Uplift equal to one-half of such 50% of Bonus Compensation, by (b) the Fair Market Value of a share of Common Stock on the Date of Grant.

     7.2         Elections.  Managers will be notified of their eligibility to
                 ---------
participate in the Plan for Bonus Compensation earned and payable with respect to a Plan Year. Managers may elect to participate in the Plan for such Plan Year by notifying the manager of Personnel Resources and Development of the Company of such election on such forms and in such manner as may be provided for by the Committee on or before December 15 of such year, or such other date as may be contained in the notice of eligibility.

     7.3     Date of Grant.  The Date of Grant of an Award of Restricted Stock
             -------------
to a Manager shall be the date determined by the Committee for the Award to become effective, provided that the Date of Grant shall not be earlier than the date that the Bonus Compensation to which such Award relates would otherwise be paid to the Participant.

     8.          SALES  REPRESENTATIVES

     8.1     Voluntary Participation.  All Sales Representatives determined by
             -----------------------
the Committee to be eligible to participate in the Plan for a Plan Year may elect to participate in the Plan on a voluntary basis. Sales Representatives who elect to participate in the Plan for a Plan Year will receive 50% of their Bonus Compensation applicable to such Plan Year in cash. Such Sales Representatives will also receive an Award of Restricted Stock in a number of shares determined by dividing (a) 50% of such Bonus Compensation, plus a Stock Uplift equal to one-half of such 50% of Bonus Compensation, by (b) the Fair
Market  Value  of  a  share  of  Common  Stock  on  the  Date  of  Grant.

     8.2          Elections.      At  the  beginning  of  a  Plan  Year, Sales
                  ---------
Representatives will be notified of their eligibility to participate in the Plan for Bonus Compensation earned and payable with respect to such year. Sales Representatives may elect to participate in the Plan for such Plan Year by notifying the manager of Personnel Resources and Development of the Company of such election on such forms and in such manner as may be provided for by the Committee on or before December 15 of such year, or such other date as may be contained in the notice of eligibility.

     8.3     Date of Grant.  The Date of Grant of an Award of Restricted Stock
             -------------
to a Sales Representative shall be the date determined by the Committee for the Award to become effective, provided that the Date of Grant shall not be earlier than the date that the Bonus Compensation to which such Award relates would otherwise be paid to the Participant.

     9.          RESTRICTED  STOCK

     9.1          Grants  of  Restricted  Stock.  An Award of Restricted Stock
                  -----------------------------
represents shares of Common Stock that are subject to the restrictions on transfer and other incidents of ownership, vesting requirements and forfeiture conditions described below. All Awards (other than Awards to Independent Directors) will be approved by the Committee. Awards of Restricted Stock may be made in whole shares only, with the number of shares that would be awarded or would become vested under any provision of the Plan to be rounded upward or downward to the nearest whole share, as applicable. Each Award will be evidenced by an Award Agreement as described in Section 10 hereof.

     9.2       Vesting Requirements.  Subject to Section 9.3, the restrictions
               --------------------
imposed on an Award of Restricted Stock shall lapse with respect to 20 percent of the number of shares of Common Stock covered thereby on each the first through the fifth anniversaries of January 1 of the year in which the Award is made, provided that the Participant remains as an Employee or Independent Director (as the case may be) on each such date. Upon the death, Retirement or Disability of a Participant, or upon a Change in Control, the restrictions imposed on any unvested portion of an outstanding Award shall immediately lapse. In the event that an Independent Director is nominated but is not re-elected as a director of the Board by the shareholders of the Company, the restrictions imposed on any unvested portion of an outstanding Award held by such Independent Director shall immediately lapse.

     9.3  Forfeiture Events. In the event a Participant voluntarily terminates
          -----------------
his employment or other service with the Company prior to full vesting of any outstanding Award under the Plan, any unvested portion of such Award will be immediately forfeited. If the employment or other service of a Participant is terminated by the Company for Cause prior to full vesting of any outstanding Award, any unvested portion of such Award will be immediately forfeited. If the employment or other service of a Participant is terminated by the Company other than for Cause prior to full vesting of any outstanding Award (i) any unvested portion of a Stock Uplift included in such Award will be immediately forfeited (applying the shares covered by the Stock Uplift on a pro-rata basis over the vesting period) and (ii) any unvested portion of the remainder of the Award shall be immediately vested.

     9.4     Restrictions.  Shares of Restricted Stock may not be transferred,
             ------------
assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or expire or unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Stock granted or sold pursuant to the Plan will remain in the physical custody of an escrow holder (which may be the Plan Trust) until all restrictions are removed or expire. Failure to satisfy any applicable restrictions shall result in the subject shares of Restricted Stock being forfeited and returned to the Company or the Plan Trust. The Committee may require that certificates representing Restricted Stock granted under the Plan bear a legend making appropriate reference to the restrictions imposed. At the time all restrictions imposed on an Award of Restricted Stock lapse in accordance with the Plan, a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions and restrictive stock legend (other than as required under the Securities Act of 1933 or otherwise), shall be delivered to the Participant or his beneficiary or estate, as the case may be.

     9.5        Rights as Shareholder.  Subject to the foregoing provisions of
                ---------------------
this Section 9 and the applicable Award Agreement, the Participant will have all rights of a shareholder with respect to shares of Restricted Stock granted to him, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock is granted, as set forth in the Award Agreement.

     9.6        Section 83(b) Election.  The Committee may provide in an Award
                ----------------------
Agreement that the Award of Restricted Stock is conditioned upon the Participant refraining from making an election with respect to the Award under
Section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to Section 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company.

     10.          AWARD  AGREEMENTS

     10.1        Form of Agreement.  Each Award of Restricted Stock under this
                 -----------------
Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Common Stock subject to the Award and the time or times at which an Award will become vested. The Award Agreement shall also set forth other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

     10.2        Contract Rights; Amendment.  Any obligation of the Company to
                 --------------------------
any Participant with respect to an Award shall be based solely upon contractual obligations created by an Award Agreement. No Award shall be enforceable until the

Award Agreement has been signed on behalf of the Company by its authorized representative and signed by the Participant and returned to the Company. By executing the Award Agreement, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board or their delegates. Award Agreements covering outstanding Awards may be amended or modified by the Committee in any manner that may be permitted for the grant of Awards under the Plan, subject to the consent of the Participant to the extent provided in the Award Agreement.

     11.          CHANGE  IN  CONTROL

     11.1        Definition of Change in Control.  For purposes of the Plan, a
                 -------------------------------
"Change  in  Control"  means  the  occurrence  of one of the following events.
     (a) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 33-1/3% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the events described in this paragraph shall not be deemed to be a Change in Control by virtue of any of the following situations: (i) an acquisition by the Company or any of its subsidiaries; (ii) an acquisition by any employee benefit plan or employee stock plan sponsored or maintained by the Company or any of its subsidiaries or any trustee or fiduciary with respect to such plan; or (iii) an acquisition by any underwriter temporarily holding Company Voting Securities pursuant to an offering of such securities;
     (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, however, that any person becoming a director subsequent to the date hereof, whose election, or nomination for election, by the Company's shareholders was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board who are then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this paragraph (b), considered as though such person were a member of the Incumbent Board, but excluding for this purpose any individual elected or nominated as a director of the Company as a result of any actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board;
     (c) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Company or any of its subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in connection with the transaction or otherwise (a "Business

Combination"), unless (i) immediately
following such Business Combination: (A) more than 50% of the total voting power of the corporation resulting from such Business Combination (the "Surviving Corporation") or, if applicable, the ultimate parent corporation which directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to the Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan or employee stock plan sponsored or maintained by the Surviving Corporation or Parent Corporation or any trustee or fiduciary with respect to any such plan) is or becomes the beneficial owner, directly or indirectly, of 33-1/3% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), following the Business Combination, were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or
(ii) the Business Combination is effected by means of the acquisition of Company Voting Securities from the Company, and prior to such acquisition a majority of the Incumbent Board approves a resolution providing expressly that such Business Combination does not constitute a Change in Control under this paragraph (c); or
     (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries, other than a sale or disposition of assets to a subsidiary of the Company.
     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 33-1/3% of the Company Voting Securities as a result of the Acquisition of Company Voting Securities by the Company which, by reducing the number of Company Voting Securities outstanding, increases the percentage of shares beneficially owned by such person; provided, that if a Change in Control would occur as a result of such an acquisition by the Company (if not for the operation of this sentence), and after the Company's acquisition such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur.
     For purposes of this Section 11 only, the term "subsidiary" means a corporation of which the Company owns directly or indirectly 50% or more of the voting power.

     12.          GENERAL  PROVISIONS

     12.1      No Assignment or Transfer; Beneficiaries. Awards under the Plan
               -----------------------------------------
shall not be assignable or transferable, except by will or by the laws of descent and distribution, unless otherwise allowed by the Committee. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other specified under an Award following the Participant's death.

     12.2     Employment or Service.  Nothing in the Plan, in the grant of any
              ---------------------
Award or in any Award Agreement shall confer upon any Participant the right to continue in the capacity in which he is employed by or otherwise serves the Company or any Subsidiary.

     12.3        Securities Laws.  No shares of Common Stock will be issued or
                 ---------------
transferred pursuant to an Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

     12.4          Tax  Withholding.  The Participant shall be responsible for
                   ----------------
payment of any federal, state and local taxes or similar charges required by law to be withheld from an Award of Restricted Stock, which shall be paid by the Participant at the time that taxable income is recognized in respect of the Award. For purposes hereof, unless otherwise provided in an Award Agreement, any tax withholding required in respect of an Award held by a Participant who is subject to Rule 16b-3 at the time taxable income is recognized may be satisfied by returning to the Company or the Plan Trust the number of shares of Common Stock necessary to satisfy the tax withholding liability, valued based on the closing trading price on the trading date immediately prior to the date of payment of the withholding tax.

     12.5      Plan Binding on Successors.  The Plan shall be binding upon the
               --------------------------
Company, its successors and assigns, and the Participant, his heirs, administrators, estate, permitted transferees and beneficiaries.

     12.6     Construction and Interpretation.  Whenever used herein, nouns in
              -------------------------------
the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

     12.7          Severability.    If  any provision of the Plan or any Award
                   ------------
Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     12.8       Governing Law.  The validity and construction of this Plan and
                -------------
of the Award Agreements shall be governed by the laws of the State of South Carolina.

     13.          EFFECTIVE  DATE,  AMENDMENT  AND  TERMINATION

     13.1         Effective Date.  The Effective Date of the Plan shall be the
                  --------------
date  of  adoption  of  the  Plan  by  the  Board.

     13.2       Amendment and Termination.  The Board may at any time and from
                -------------------------
time to time and in any respect, amend or modify or terminate the Plan. No amendment, modification or termination of the Plan shall in any manner adverse to a Participant affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

                                                                    Appendix A
                                                                    ----------
                     POLICY MANAGEMENT SYSTEMS CORPORATION

                          STOCK OWNERSHIP GUIDELINES
                          FOR OFFICERS AND DIRECTORS


1.          PREAMBLE
            --------
     The following sets forth the Stock Ownership Guidelines that have been established by Policy Management Systems Corporation for its Officers and Independent Directors. The purpose of the Ownership Guidelines is to further align the interests of the Company's officers and directors with the shareholders by providing targeted levels of ownership of the Company's Common Stock for each such officer and director. The Ownership Guidelines operate together with, and are made a part of, the Company's Restricted Stock Ownership Plan (the "Plan") to provide a means of acquiring and retaining such stock ownership.

2.          DEFINITIONS
            -----------
     The following capitalized terms as used herein shall have the meanings specified below. All other capitalized terms used herein, unless expressly defined, shall have the meanings ascribed to them in the Plan.
     (a) "Annual Retainer" means the regular annual retainer fee paid to an Independent Director during a Plan Year.
     (b) "Base Salary" means the annual base salary of the Officer as in effect on the first day of any applicable Plan Year.
     (c) "Guideline Period" means the six-year period commencing on January 1st of the Plan Year following the later of (a) the Effective Date of the Plan or (b) the initial appointment or election, as applicable, of the Officer or Independent Director.
     (d) "Guideline Stock" means (a) Common Stock registered in the name of the Participant; (b) Restricted Stock granted to the Participant under the Plan; (c) Common Stock allocable to the Participant's individual account under the Company's 401(k) Plan and Employee Stock Purchase Plan; and (d) such other shares of Common Stock or phantom stock units as may be designated by the Committee as being beneficially owned by the Participant.
     (e) "Holding Period" means the 30-day period preceding the end of any Plan Year or the Guideline Period, as applicable.

3.          CUMULATIVE  GUIDELINE  TARGETS
            ------------------------------
     A.          OFFICERS
                 --------
     Officers of the Company are required to hold shares of Guideline Stock having an aggregate Fair Market Value equal to the Cumulative Guideline Target for such Officer as of the end of the Guideline Period, and at the end of each calendar year thereafter. The Cumulative Guideline Target is determined based on a specified multiple of the Officer's Base Salary. For purposes hereof, only Guideline Stock that satisfies the Holding Period shall be considered in determining whether the Cumulative Guideline Target has been satisfied. The Cumulative Guideline Targets for Officers holding the following positions with the Company are as follows:

     POSITION                   CUMULATIVE  GUIDELINE  TARGET
     --------                   -----------------------------
     Chief  Executive  Officer        5  X  Base  Salary
     Executive  Vice  President     2.5  X  Base  Salary
     Senior  Vice  President        1.5  X  Base  Salary
     Vice  President                  1  X  Base  Salary

     B.          INDEPENDENT  DIRECTORS
                 ----------------------
     Independent Directors of the Company are required to hold shares of Guideline Stock having an aggregate Fair Market Value equal to the Cumulative Guideline Target for such Independent Director as of the end of the Guideline Period, and at the end of each calendar year thereafter. The Cumulative Guideline Target is determined by multiplying the Independent Director's Annual Retainer by five (5). For purposes hereof, only Guideline Stock that satisfies the Holding Period shall be considered in determining whether the Cumulative Guideline Target has been satisfied.

4.          ANNUAL  GUIDELINE  TARGETS
            --------------------------
     Officers and Independent Directors of the Company are required to hold shares of Guideline Stock having an aggregate Fair Market Value equal to the Annual Guideline Target for such Officer or Independent Director as of the end of each Plan Year during the Guideline Period. For purposes hereof, only Guideline Stock that satisfies the Holding Period shall be considered in determining whether the Annual Guideline Target has been satisfied. The Annual Guideline Targets for Officers and Independent Directors are as follows :
     End  of  Plan  Year                         Annual  Guideline Target
     -------------------                         ------------------------
    Year of Plan Adoption/Year
     of Appointment or Election                    None
     1                                             None
     2                                             15%  of Cumulative Target
     3                                             35%  of Cumulative Target
     4                                             55%  of Cumulative Target
     5                                             75%  of Cumulative Target
     6                                             100% of Cumulative Target

5.          EFFECT  OF  PROMOTIONS
            ----------------------
     An Officer who is promoted from one Officer level to another during the Guideline Period shall have six full Plan Years beginning with the Plan Year following the year of the promotion to achieve the Cumulative Guideline Target applicable to such position. The Annual Guideline Target that shall apply to any such Officer for a Plan Year shall be the higher of the targets for each of the current and the prior Officer position, determined by applying the respective Annual Guideline Targets concurrently from the commencement of the Guideline Period for each such position. Thus, for example, if an Officer is promoted from Vice President to Senior Vice President in the third Plan Year of his original Guideline Period, the Annual Guideline Target applicable to such Officer at the end of the second Plan Year of his new position shall be the greater of (i) 15% (yr. 1 guideline) of 1.5 X Base Salary (new target) or
(ii)  75%  (yr.  3  guideline)  of  1  X  Base  Salary  (original  target).

6.          AMENDMENTS  AND  ADJUSTMENTS
            ----------------------------
     The Board and the Committee reserve the right to amend or modify the Ownership Guidelines set forth herein at any time and in whatever manner they deem appropriate, without requirement of notice to or consent from any affected Officer or Independent Director. The Committee has the discretionary authority to make adjustments to the Ownership Guidelines as applied to individual Officers or Independent Directors for purposes of the Plan, as more fully set forth in Section 4 of the Plan.